UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2006

GENERAL METALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24189

(Commission File Number)

65-0488983

(IRS Employer Identification No.)

1 E. Liberty St., Suite 6000, Reno, Nevada 89501

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (775) 686-6078

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 28, 2006, our board of directors, after considering potential financing alternatives, determined that it is necessary and in the best interests of the Company to extend the expiration date from March 15, 2007 until June 30, 2007 of 3,048,750 warrants (the “Warrants”) issued in connection with our merger with General Gold Corporation and extend the expiration date from December 31, 2006 to June 30, 2007 of 3,000,000 warrants (the “Directors Warrants”) issued to the directors of our company.

Further, as an incentive to warrant holders, our company and our directors believe it is in the best interests of our company to:

(a)	allow any Warrants or Directors Warrants exercised between November 28, 2006 and December 31, 2006 to be exercised at a price of $0.125 per share; and

CW967863.1

(b)	issue an additional warrant at an exercise price of $0.125 exercisable until December 31, 2007 for every Warrant or Directors Warrant exercised between November 28, 2006 and December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

/s/ Stephen Parent

Stephen Parent

President and Chief Executive Officer

Date: November 30, 2006